UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 25, 2023, Navient held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 28, 2023, the record date for the Annual Meeting, 126,889,945 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 117,790,735 shares, or approximately 92.8%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 9 directors to hold office until the 2024 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes
Frederick Arnold	94,914,507	13,147,372	47,037	9,681,819
Edward J. Bramson	104,341,613	3,662,571	104,732	9,681,819
Anna Escobedo Cabral	97,594,834	10,467,740	46,342	9,681,819
Larry A. Klane	95,284,582	12,777,058	47,276	9,681,819
Michael A. Lawson	104,875,937	3,185,851	47,128	9,681,819
Linda A. Mills	94,468,973	13,590,624	49,319	9,681,819
Jane J. Thompson	94,756,277	13,309,804	42,835	9,681,819
Laura S. Unger	94,574,906	13,489,747	44,263	9,681,819
David L. Yowan	97,173,160	10,890,431	45,325	9,681,819

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as follows:

For	Against	Abstain
115,416,476	2,294,751	79,508

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
106,706,976	1,104,581	297,359	9,681,819

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 31, 2023	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer

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